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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                -----------------------------------------------

                              Date: March 21, 1997


                               MHM SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


         1-12238                                    52-1223048
(Commission File No.)                      (IRS Employer Identification No.)


         8000 Towers Crescent Drive, Suite 810, Vienna, Virginia 22182
               (Address of principal executive offices, Zip Code)

                                 (703) 749-4600
              (Registrant's telephone number, including area code)


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
ITEM 5.   Other Information.
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          On March 21, 1997, MHM Services, Inc. (the "Registrant") issued a
          Press Release announcing that its subsidiary, MHM Extended Care Services, Inc., secured a $4.0 million line of credit to fund its growing practice management business. Also, on March 27, 1997, the Registrant issued a Press Release announcing the acquisition of Apogee's long-term care operations.

ITEM 7.   Financial Statements and Exhibits.                   Page
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          (c)      Exhibits

          99.1     Press Release of Registrant dated              4
                   March 21, 1997

          99.2     Press Release of Registrant dated              6
                   March 27, 1997
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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 2, 1997                                MHM SERVICES, INC.
                                                     (REGISTRANT)



                                                      /s/ Carolyn Zimmerman
                                                      ---------------------
                                                     (signature)
                                                     Vice President - Finance
                                                     and Chief Financial Officer